UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 12, 2018 (February 8, 2018)

Asia Equity Exchange Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-192272	46-3366428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 2501A, Skyline Tower, 39 Investorg Kwong Road,

Kowloon Bay, Hong Kong

(Address of Principal Executive Offices)

+852-2818 2998

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01	Changes in Registrant’s Certifying Accountant

Asia Equity Exchange Group, Inc., a Nevada Company (the "Company" or "AEEX") decided to change its independent registered public accounting firm for the annual report of the fiscal year ended December 31, 2017 and the remainder of the fiscal year ending December 31, 2018. On February 8, 2018, the Board of Director of the Company (the “Board”) approved the appointment of Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm for the Company’s fiscal years ended December 31, 2017 and ending December 31, 2017 and the dismissal of Beijing Yongtuo CPAs (Special general partner) Shenzhen Branch (“Yongtuo”) from that role, each effective as of February 8, 2018.

(a)	Dismissal of independent registered public accounting firm

The Board approved the dismissal of Yongtuo as the Company's independent registered public accounting firm, effective as of February 8, 2018.

Yongtuo’s audit reports on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2016, as amended on November 17, 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2017 and 2016, and the subsequent interim period through February 8, 2018, there were (i) no "disagreements" (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Yongtuo on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Yongtuo’s satisfaction, would have caused Yongtuo to make reference thereto in their reports, and (ii) no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Yongtuo with a copy of the disclosures made within this Current Report on Form 8-K and requested that Yongtuo furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of Yongtuo letter dated February 12, 2018 is filed as Exhibit 16.1 hereto.

(b)	Appointment of new independent registered public accounting firm

During the fiscal years ended December 31, 2017 and 2016, and the subsequent interim period through February 8, 2018, neither the Company nor anyone on its behalf consulted with Friedman regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Friedman, in either case where written or oral advice provided by Friedman would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor, Yongtuo or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from Beijing Yongtuo CPAs (Special general partner) Shenzhen Branch to the Securities and Exchange Commission dated February 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIA EQUITY EXCHANGE GROUP, INC.

Date: February 12, 2018	By:	/s/ Xiangyu Wang
	Name:	Xiangyu Wang
	Title:	Chief Executive Officer